UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 27, 2018

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor
New York, New York 10017
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously disclosed on February 5, 2018, following a competitive process, the Audit Committee of the Board of Directors of ExlService Holdings, Inc. (the “Company”) determined to dismiss Ernst & Young LLP (“EY”) and appoint Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. On February 27, 2018, in connection with EY’s conclusion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017, EY has been dismissed as the Company’s independent registered public accounting firm, and as of February 28, 2018, the Company entered into an engagement letter with Deloitte to serve as the Company’s independent registered public accounting firm.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim periods through February 27, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the immediately preceding paragraph. A copy of EY’s letter, dated March 1, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim periods through February 28, 2018, neither the Company nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC.

Date: March 1, 2018	By:	/S/ NANCY SALTZMAN
	Name:	Nancy Saltzman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP